SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 21, 1994



Residential Funding Mortgage Securities I, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE             33-54227          75-2006294
(State or other     (Commission)    (I.R.S. employer
jurisdiction of     file number)    identification no.)
of incorporation)


8400 Normandale Lake Blvd., Suite 600  Minneapolis, MN  55437
(Address of principal executive offices)                (Zip code)

Registrant's telephone number, including area code (612) 832-7000



(Former name or former address, if changed since last report)

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Item 5.  Other Events.

     On December 29, 1994, the Registrant will issue and sell $107,242,896 initial principal amount of Mortgage
Pass-Through Certificates, Series 1994-S20, Class A,
Class R, Class M-1, Class M-2, Class B-1, Class B-2, and
Class B-3 (the "Certificates") pursuant to a Pooling and
Servicing Agreement to be dated as of December 1, 1994, among the Registrant, Residential Funding Corporation, as
Master Servicer, and The First National Bank of Chicago, as Trustee. In connection with the sale of the Series
1994-S20 Class A Certificates (the "Underwritten
Certificates"), the Registrant has been advised by Residential Funding Securities Corporation (the
"Underwriter") that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of the Registrant's Registration
Statement (No. 33-54227) but prior to the availability of a final Prospectus relating to the Underwritten
Certificates, which Computational Materials are being filed manually as exhibits to this report.

     The Computational Materials filed herewith have been provided solely by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

     The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

     In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational
Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten
Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

     Certain assumptions may have been made in the Computational Materials which have resulted in certain returns which are detailed in the Computational
Materials. No representation is made that any returns set forth in the Computational Materials will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not indicative of future results.

Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits

               99.1 Computational Materials prepared by
                    Residential Funding Securities
                    Corporation in connection with the
                    sale of the Class A Mortgage Pass-
                    Through Certificates, Series 1994-
                    S20 of the Registrant.

SIGNATURES

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

          RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.


          By:  /s/ Robert S. Conway
          Name:   Robert S. Conway
          Title:    Vice President


Dated:  December 21, 1994

INDEX OF EXHIBITS

Exhibit   Description                                       Page

99.1      Computational Materials prepared by
          Residential Funding Securities Corporation in connection with the sale of the Class A
          Mortgage Pass-Through Certificates, Series
          1994-S20 of the Registrant.